Inventories and pre-publication costs	12 Months Ended
Dec. 31, 2017
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Inventories and pre-publication costs

20 Inventories and pre-publication costs

Accounting policy

Inventories and pre-publication costs are stated at the lower of cost, including appropriate attributable overhead, and estimated net realisable value. Such costs typically comprise direct internal labour costs and externally commissioned editorial and other fees.

Pre-publication costs, representing costs incurred in the origination of content prior to publication, are expensed systematically reflecting the expected sales profile over the estimated economic lives of the related products, generally up to five years.

Annual reviews are carried out to assess the recoverability of carrying amounts.

	2017 £m	2016 £m
Raw materials	2	2
Pre-publication costs	157	152
Finished goods	38	55
Total	197	209